UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2022

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215				16-1387862
(Commission File Number)				(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus,	NJ			07094
(Address of principal executive offices)				(Zip Code)

		(973)	520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)           The following is a summary of the voting results for each matter presented to the stockholders at the 2022 Annual Meeting of Stockholders which was held on May 18, 2022.

(b)           The following nominees for the office of director were elected for terms expiring at the 2023 Annual Meeting of Stockholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

Tracey C. Doi	92,185,607	1,454,918	1,721,266	10,005,090

Vicky B. Gregg	88,032,737	5,612,519	1,716,537	10,005,088

Wright L. Lassiter, III	93,210,763	395,277	1,755,754	10,005,087

Timothy L. Main	93,071,617	543,620	1,746,554	10,005,090

Denise M. Morrison	92,307,943	1,334,544	1,719,304	10,005,090

Gary M. Pfeiffer	87,660,713	5,957,295	1,743,785	10,005,088

Timothy M. Ring	89,620,399	3,325,941	2,415,454	10,005,087

Stephen H. Rusckowski	86,698,182	6,321,525	2,342,083	10,005,091

Gail R. Wilensky	88,561,629	4,982,036	1,818,122	10,005,094

The advisory resolution to approve the executive officer compensation disclosed in the Company’s 2022 Proxy Statement was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
82,997,189	10,322,124	2,037,887	10,009,681

The ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for 2022 was approved by the following votes:

For	Against	Abstain
96,998,349	6,573,338	1,795,194

The amendment to the Company's Restated Certificate of Incorporation to allow stockholders to act by non-unanimous written consent was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
91,138,577	2,370,267	1,852,778	10,005,259

The amendment to the Company's Restated Certificate of Incorporation to permit stockholders holding 15% or more of the Company's common stock to cause the Company to call special meetings of stockholders was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
90,548,636	2,978,066	1,834,921	10,005,258

The stockholder proposal regarding the right to call special meetings of stockholders was not approved by the following votes:

For	Against	Abstain	Broker Non-Vote
39,059,860	54,325,505	1,976,006	10,005,510

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2022

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and
Corporate Secretary
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